UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-06600

DWS Value Builder Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	03/31

Date of reporting period:	09/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

SEPTEMBER 30, 2006

Semiannual Report
to Shareholders

DWS Value Builder Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Investment Management Agreement Approval

Click Here Account Management Resources

5Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Additionally, it invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond Investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. Moreover, although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2006

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class C shares prior to its inception on April 8, 1998 are derived from the historical performance of Class A shares of the DWS Value Builder Fund and have been adjusted to reflect the higher gross total annual operating expenses of Class C. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/06
DWS Value Builder Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	.56%	2.79%	7.98%	5.93%	8.28%
Class B	.22%	2.05%	7.17%	5.14%	7.48%
Class C	.23%	2.02%	7.17%	5.14%	7.50%
Institutional Class	.69%	3.05%	8.26%	6.19%	8.56%
S&P 500® Index+	4.14%	10.79%	12.30%	6.97%	8.59%
Blended Index++	3.82%	7.93%	8.40%	6.06%	7.76%

Sources: Lipper Inc. and Investment Company Capital Corp.

* Total returns shown for periods less than one year are not annualized.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Value Builder Fund — Class A [] S&P 500 Index+ [] Blended Index++

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/06
DWS Value Builder Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,688	$11,867	$12,571	$20,891
	Average annual total return	-3.12%	5.87%	4.68%	7.65%
Class B	Growth of $10,000	$9,909	$12,109	$12,748	$20,568
	Average annual total return	-.91%	6.59%	4.98%	7.48%
Class C	Growth of $10,000	$10,202	$12,310	$12,848	$20,605
	Average annual total return	2.02%	7.17%	5.14%	7.50%
S&P 500 Index+	Growth of $10,000	$11,079	$14,162	$14,008	$22,792
	Average annual total return	10.79%	12.30%	6.97%	8.59%
Blended Index++	Growth of $10,000	$10,793	$12,737	$13,419	$21,105
	Average annual total return	7.93%	8.40%	6.06%	7.76%

The growth of $10,000 is cumulative.

Comparative Results as of 9/30/06
DWS Value Builder Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,030,500	$1,268,800	$1,350,100	$2,273,800
	Average annual total return	3.05%	8.26%	6.19%	8.56%
S&P 500 Index+	Growth of $1,000,000	$1,107,900	$1,416,200	$1,400,800	$2,279,200
	Average annual total return	10.79%	12.30%	6.97%	8.59%
Blended Index++	Growth of $1,000,000	$1,079,300	$1,273,700	$1,341,900	$2,110,500
	Average annual total return	7.93%	8.40%	6.06%	7.76%

The growth of $1,000,000 is cumulative.

The minimum investment for Institutional Class shares is $1,000,000.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Blended Index is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Lehman Brothers Intermediate US Government/Credit Index) and cash (Merrill Lynch 3-month Treasury Bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 60%; bonds: 35%; cash: 5%). These results are summed to produce the aggregate benchmark. The Lehman Brothers Intermediate US Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. The unmanaged Merrill Lynch 3-month Treasury Bill Index is representative of the 3-month Treasury market.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 9/30/06	$ 23.70	$ 23.72	$ 23.73	$ 23.93
3/31/06	$ 23.79	$ 23.80	$ 23.81	$ 24.02
Distribution Information: Six Months: Income Dividends as of 9/30/06	$ .22	$ .13	$ .13	$ .25
Class A Lipper Rankings — Mixed-Asset Target Allocation Growth Funds Category as of 9/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	560	of	581	97
3-Year	351	of	449	78
5-Year	198	of	351	57
10-Year	43	of	181	24

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2006 to September 30, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2006
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 4/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/06	$ 1,005.60	$ 1,002.20	$ 1,002.30	$ 1,006.90
Expenses Paid per $1,000*	$ 6.03	$ 9.79	$ 9.79	$ 4.78
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 4/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/06	$ 1,019.05	$ 1,015.29	$ 1,015.29	$ 1,020.31
Expenses Paid per $1,000*	$ 6.07	$ 9.85	$ 9.85	$ 4.81

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
DWS Value Builder Fund	1.20%	1.95%	1.95%	.95%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview Portfolio Manager Hobart Buppert addresses the recent market backdrop, fund performance and the management team's strategy for the six-month period ended September 30, 2006.

Q: How did the US stock market perform during the semiannual period, and how did this affect the fund?

A: A strong rally in the third calendar quarter more than offset second quarter weakness, enabling US equities to post a modest gain for the semiannual period, as measured by the Standard & Poor's 500 (S&P 500) Index. Stock prices were quite volatile during the first three and a half months of the reporting period due to a litany of investor concerns, including violence in the Middle East, high oil prices, and concerns that rising inflation pressures would force the US Federal Reserve Board (the "Fed") to continue raising interest rates. These fears began to subside by mid-July, however, as overseas tensions calmed, the price of oil fell sharply, and investors began to factor in the possibility that the Fed was finished raising interest rates. The result was an impressive rally for the stock market that began in the second half of July and continued with virtually no interruption through the end of September.

From the standpoint of the fund, a notable result of the drop in the price of oil was that energy stocks began to lag during the third quarter. At the same time, the growing likelihood that the Fed is finished raising interest rates helped boost the performance of financial stocks. This marks a reversal from the trends of the past two and a half years, when the strength in the energy sector — where the fund holds a below-benchmark weighting — and comparative weakness in financials — where the fund's weighting is higher than that of the S&P 500 — acted as a headwind on fund performance. Although this shift has not yet resulted in improved relative performance for the fund, we are pleased that these important trends have begun to turn in a more favorable direction.

Q: How did the fund perform?

A: The Class A shares of DWS Value Builder Fund gained 0.56% during the six-month period ended September 30, 2006. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and more complete performance information.)

How is the fund managed?

"In the equity portion of the portfolio, we focus on individual stock selection rather than trying to predict the direction of the economy or the performance of particular sectors or the market as a whole. We look for stocks that have fallen out of favor and whose prices do not reflect what we believe is the intrinsic value of the underlying company. We don't limit the universe of potential holdings to those traditionally considered 'value stocks,' since we believe all stocks — whether considered value or growth — can become undervalued at some point. We evaluate companies based on their individual merits, seeking those that hold strong market positions, generate excess free cash flow, are run by shareholder-oriented management teams, and are trading at what we consider to be attractive prices relative to their long-term earnings growth potential. As long-term investors, we tend to remain invested in stocks for one to three years or more as long as a company continues to meet our expectations.

The fixed income portion of the portfolio is used to manage risk and generate dependable income for fund shareholders. We select bonds using the same bottom-up, fundamental research techniques that we use to assess equities. To reduce maturity risk, we focus on issues with maturities of two to 10 years."

Portfolio Manager Hobart Buppert

The fund underperformed the 4.14% return of one of its benchmarks, the S&P 500 Index (which is invested entirely in equities). For comparative purposes, we also weigh the fund against a proprietary blended benchmark that, like the fund, is made up of both stocks and bonds. This benchmark — a weighted combination of three unmanaged indices consisting of 60% S&P 500, 35% Lehman Brothers Intermediate US Government/Credit Index, and 5% Merrill Lynch 3-month Treasury-Bill Index — returned 3.82% for the same interval. The fund trailed the 2.36% average return of the 604 funds in its Lipper Mixed-Asset Target Allocation Growth Funds peer group during the period.1

1 The Lipper Mixed-Asset Target Allocation Growth Funds category is comprised of funds that by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. It is not possible to invest directly into a Lipper Category.

Q: How did the fund's holdings in equities affect performance?

A: The equity portion of the fund underperformed the S&P 500 during the period. The primary reason for this was its holding in Cendant, which split itself into three parts so the market value of the separate businesses would, in total, better reflect the intrinsic value that was not being realized when the various parts were a single, combined entity. The three new companies are Avis Budget Group, Inc., Reology Corp. and Wyndham Worldwide Corp. While we believe this decision is likely to pay off in the long term, Cendant's stock came under short-term pressure prior to the split, possibly from investors who did not want to own one or more of the new entities. The result is that all three stocks became artificially undervalued, and we therefore continue to hold them in the fund's portfolio in anticipation of their value being recognized in time. This same phenomenon occurred, to a lesser extent, with the fund's holding in First Data Corp., which spun off Western Union subsequent to September 30, 2006. As with the former Cendant entities, we continue to hold both First Data Corp. and Western Union in the belief that their values have been depressed to unreasonable levels by the trading activity associated with the spin-off.

Also detracting from performance were positions in AmeriCredit Corp., one of the largest providers of auto loans to the sub-prime market. While the stock has not been performing well, we believe there are no fundamental problems with the company, and we continue to like its growth prospects. Sprint Nextel Corp., which surprised investors with slower than expected growth, was another detractor in equities.

The top positive contributor was First Marblehead Corp., which securitizes and services student loans. The company continues to exceed investors' expectations by delivering excellent results and demonstrating the effectiveness of its business model, and it has been a stellar performer since we added it to the fund's portfolio in December 2005. Another significant contribution came from Comcast Corp., which has been in the fund's portfolio for a little over two years. We purchased the stock on the belief that it was inexpensive on a variety of metrics, and the market has begun to recognize this in the past six months. During this time, the stock has risen from approximately $26 to near $37 at the end of September, and we believe it continues to offer a compelling value. Also helping performance was MasterCard, Inc., which we purchased at its initial public offering price of $39 in May and have ridden to a level just above $70 on the final day of the quarter.

Q: How did the fund's fixed income holdings affect performance?

A: The fund's fixed income position, which made up approximately 22% of portfolio assets as of September 30, 2006, was helped by the strong performance of the bond market as a whole during the semiannual period. As investors grew more confident that the Fed may be finished with its long cycle of interest rate increases, bonds began to rise in price in anticipation that the Fed may begin to cut interest rates in 2007. Corporate bonds, which gained an additional boost from the continued improvement in financial strength of US companies, outperformed Treasuries.*

We continue to invest the fixed income portion of the fund in corporate bonds that we see as being attractively valued in terms of their strong fundamentals and yield advantage over US Treasuries. For example, the largest bond issuer in the fund's portfolio for a little over two years has been Blyth, Inc., which sells candles and fragrance-related products. The fund's combined holdings in Blyth's bonds yield about four percentage points over Treasuries, yet the company is financially sound with almost as much cash as debt. This investment represents a prime example of how we apply the same value-based approach to the fixed income markets as we do with equities.

Q: Do you have any final thoughts for fund investors?

A: We continue to hold a portfolio of stocks that offer inexpensive valuations, strong free cash flows, and a track record of deploying that cash flow in an intelligent fashion. Perhaps most important, we believe the majority of the companies we hold in the fund can continue to deliver strong financial results in both good times and bad — a potential positive if the economy slows in 2007. Additionally, we believe the headwinds of rising energy prices and higher interest rates are now largely behind us. In our view, this may increase the likelihood that the value we see in the fund's equity holdings may be recognized by the market.

* Source: Deutsche Bank.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation	9/30/06	3/31/06

Common Stocks	75%	75%
Corporate Bonds	21%	22%
Repurchase Agreements	3%	2%
Foreign Bonds — US$ Denominated	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	9/30/06	3/31/06

Financials	28%	24%
Health Care	21%	19%
Consumer Discretionary	18%	16%
Information Technology	9%	8%
Industrials	8%	18%
Consumer Staples	6%	5%
Energy	5%	8%
Telecommunication Services	5%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at September 30, 2006 (34.9% of Net Assets)
1. WellPoint, Inc. A health benefits company	8.3%
2. Citigroup, Inc. Provider of diversified financial services	4.5%
3. First Data Corp. Provider of credit-card processing services	3.2%
4. Altria Group, Inc. Parent company operating in the tobacco and food industries	3.1%
5. AmeriCredit Corp. Provider of consumer finance services specializing in automobile loans	2.9%
6. Cardinal Health, Inc. Distributor of pharmaceutical-related products and services	2.7%
7. American Financial Realty Trust Provider of corporate owned real estate assets	2.6%
8. First Marblehead Corp. Provider of services for private education lending	2.6%
9. Time Warner, Inc. Operator of media and entertainment company	2.5%
10. Tyco International Ltd. Manufacturer of medical products, packaging, electrical and electronic components	2.5%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2006 (Unaudited)

	Shares	Value ($)

Common Stocks 74.8%
Consumer Discretionary 13.9%
Auto Components 0.8%
BorgWarner, Inc.	70,000	4,001,900
Hotels Restaurants & Leisure 1.8%
Wyndham Worldwide Corp.*	298,600	8,351,842
Household Durables 1.3%
Blyth, Inc.	160,800	3,912,264
Champion Enterprises, Inc.*	336,600	2,322,540
		6,234,804
Media 8.9%
Clear Channel Communications, Inc.	346,986	10,010,546
Comcast Corp. "A"*	275,000	10,133,750
LodgeNet Entertainment Corp.*	330,179	6,233,780
R.H. Donnelley Corp.*	74,129	3,921,424
Time Warner, Inc.	653,800	11,918,774
		42,218,274
Specialty Retail 1.1%
TJX Companies, Inc.	183,100	5,132,293
Consumer Staples 4.1%
Food & Staples Retailing 1.0%
Costco Wholesale Corp.	100,400	4,987,872
Tobacco 3.1%
Altria Group, Inc.	191,500	14,659,325
Energy 3.9%
Oil, Gas & Consumable Fuels
CONSOL Energy, Inc.	120,000	3,807,600
Kinder Morgan Management LLC*	252,913	10,677,987
Magellan Midstream Holdings LP	173,700	3,908,250
		18,393,837
Financials 20.5%
Consumer Finance 7.5%
AmeriCredit Corp.*	552,900	13,816,971
Capital One Financial Corp.	120,900	9,509,994
First Marblehead Corp.	175,000	12,120,500
		35,447,465
Diversified Financial Services 4.5%
Citigroup, Inc.	427,800	21,248,826
Insurance 0.4%
Aon Corp.	60,000	2,032,200
Real Estate Investment Trusts 3.9%
American Financial Realty Trust (REIT)	1,100,000	12,276,000
American Home Mortgage Investment Corp. (REIT)	157,000	5,474,590
Fieldstone Investment Corp. (REIT)	100,000	873,000
		18,623,590
Real Estate Management & Development 1.8%
Realogy Corp.*	373,250	8,465,310
Thrifts & Mortgage Finance 2.4%
Freddie Mac	171,400	11,368,962
Health Care 16.0%
Health Care Providers & Services 13.7%
Cardinal Health, Inc.	197,250	12,967,215
Coventry Health Care, Inc.*	163,100	8,402,912
Laboratory Corp. of America Holdings*	40,000	2,622,800
UnitedHealth Group, Inc.	30,100	1,480,920
WellPoint, Inc.*	508,600	39,187,630
		64,661,477
Pharmaceuticals 2.3%
Johnson & Johnson	169,000	10,974,860
Industrials 5.8%
Airlines 1.1%
Southwest Airlines Co.	316,000	5,264,560
Building Products 0.4%
American Standard Companies, Inc.	50,000	2,098,500
Commercial Services & Supplies 1.2%
Allied Waste Industries, Inc.*	510,100	5,748,827
Industrial Conglomerates 2.5%
Tyco International Ltd.	425,200	11,901,348
Road & Rail 0.6%
Avis Budget Group, Inc.	149,300	2,730,697
Information Technology 6.8%
Computers & Peripherals 2.9%
Hewlett-Packard Co.	157,500	5,778,675
International Business Machines Corp.	98,000	8,030,120
		13,808,795
IT Services 3.9%
First Data Corp.	363,416	15,263,472
MasterCard, Inc. "A"*	46,000	3,236,100
		18,499,572
Telecommunication Services 3.8%
Wireless Telecommunication Services
American Tower Corp. "A"*	135,000	4,927,500
NII Holdings, Inc.*	87,166	5,418,238
SBA Communications Corp. "A"*	150,000	3,649,500
Sprint Nextel Corp.	222,300	3,812,445
		17,807,683
Total Common Stocks (Cost $188,888,553)		354,662,819
	Principal Amount ($)	Value ($)

Corporate Bonds 21.6%
Consumer Discretionary 8.7%
Blyth, Inc.:
5.5%, 11/1/2013	4,900,000	3,956,750
7.9%, 10/1/2009	8,350,000	8,266,500
Clear Channel Communications, Inc., 5.5%, 9/15/2014	1,000,000	929,090
Comcast Corp.:
5.5%, 3/15/2011	1,000,000	1,005,088
6.5%, 1/15/2017	650,000	678,497
EchoStar DBS Corp., 6.625%, 10/1/2014	1,000,000	951,250
Expedia, Inc., 144A, 7.456%, 8/15/2018	1,000,000	1,060,830
Knight-Ridder, Inc., 6.625%, 11/1/2007	3,000,000	3,007,311
LodgeNet Entertainment Corp., 9.5%, 6/15/2013	1,000,000	1,070,000
Marriott International, Inc., 5.81%, 11/10/2015	5,700,000	5,671,802
MGM MIRAGE:
5.875%, 2/27/2014	2,000,000	1,852,500
6.625%, 7/15/2015	2,500,000	2,400,000
R.H. Donnelley Corp., 6.875%, 1/15/2013	5,900,000	5,383,750
RadioShack Corp., 6.95%, 9/1/2007	3,000,000	3,022,779
Tenneco Automotive, Inc., 8.625%, 11/15/2014	1,000,000	987,500
Time Warner, Inc., 6.875%, 5/1/2012	1,000,000	1,057,390
		41,301,037
Consumer Staples 0.2%
Avon Products, Inc., 6.55%, 8/1/2007	1,000,000	1,005,136
Energy 0.5%
Kinder Morgan Energy Partners LP, 7.125%, 3/15/2012	2,000,000	2,120,186
Financials 1.9%
Capital One Financial Corp., 6.15%, 9/1/2016	250,000	252,966
General Motors Acceptance Corp., 6.875%, 8/28/2012	2,000,000	1,979,604
Host Marriott LP, (REIT), 6.375%, 3/15/2015	500,000	485,000
Jefferies Group, Inc., Series B, 7.5%, 8/15/2007	4,000,000	4,046,500
JPMorgan & Co, Inc., 6.875%, 1/15/2007	2,000,000	2,007,816
		8,771,886
Health Care 2.7%
Coventry Health Care, Inc., 5.875%, 1/15/2012	500,000	496,086
HCA, Inc., 5.75%, 3/15/2014	3,000,000	2,355,000
Millipore Corp., 7.5%, 4/1/2007	8,050,000	8,109,868
Tenet Healthcare Corp., 6.5%, 6/1/2012	2,350,000	2,053,312
		13,014,266
Industrials 3.3%
Allied Waste North America, Inc.:
Series B, 5.75%, 2/15/2011	5,350,000	5,129,312
7.25%, 3/15/2015	1,000,000	992,500
Lilly Industries, Inc., 7.75%, 12/1/2007	1,000,000	1,023,688
Norfolk Southern Corp.:
5.257%, 9/17/2014	1,367,000	1,358,816
7.35%, 5/15/2007	261,000	263,860
Raychem Corp., 7.2%, 10/15/2008	3,815,000	3,944,222
Union Carbide Corp., 6.7%, 4/1/2009	3,000,000	3,033,501
		15,745,899
Information Technology 0.4%
Electronic Data Systems Corp., Series B, 6.5%, 8/1/2013	2,000,000	2,028,852
Telecommunication Services 2.6%
American Tower Corp.:
7.125%, 10/15/2012	3,000,000	3,075,000
7.5%, 5/1/2012	500,000	513,750
Citizens Communications Co., 6.25%, 1/15/2013	1,800,000	1,750,500
Qwest Communications International, Inc.:
7.25%, 2/15/2011	2,000,000	2,000,000
7.5%, 2/15/2014	3,000,000	3,007,500
Verizon Communications, Inc., 6.46%, 4/15/2008	2,000,000	2,025,750
		12,372,500
Utilities 1.3%
MidAmerican Energy Holdings Co.:
Series D, 5.0%, 2/15/2014	1,000,000	966,878
7.63%, 10/15/2007	5,000,000	5,106,710
		6,073,588
Total Corporate Bonds (Cost $102,439,926)		102,433,350

Foreign Bonds — US$ Denominated 0.9%
Industrials
Tyco International Group SA:
6.375%, 10/15/2011	1,000,000	1,048,291
6.75%, 2/15/2011	3,000,000	3,168,444
Total Foreign Bonds — US$ Denominated (Cost $3,472,576)		4,216,735
	Shares	Value ($)

Preferred Stocks 0.3%
Financials
Real Estate Investment Trust
American Home Mortgage Investment Corp. (REIT), Series B, 9.25% (Cost $1,527,440)	61,000	1,574,410
	Principal Amount ($)	Value ($)

Repurchase Agreements 2.8%
State Street Bank and Trust Co., 4.78%, dated 9/29/2006, to be repurchased at $13,165,242 on 10/2/2006 (a) (Cost $13,160,000)	13,160,000	13,160,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $309,488,495)+	100.4	476,047,314
Other Assets and Liabilities, Net	(0.4)	(1,874,947)
Net Assets	100.0	474,172,367

* Non-income producing security.

+ The cost for federal income tax purposes was $309,488,495. At September 30, 2006, net unrealized appreciation for all securities based on tax cost was $166,558,819. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $174,373,668 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,814,849.

(a) Collateralized by $10,000,000 US Treasury Bond, 7.625%, maturing on 2/15/2025 with a value of $13,425,000.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $309,488,495)	$ 476,047,314
Dividends receivable	511,502
Interest receivable	2,228,090
Receivable for Fund shares sold	76,426
Other assets	47,049
Total assets	478,910,381
Liabilities
Payable for Fund shares redeemed	4,006,607
Accrued management fee	285,142
Due to custodian	268
Other accrued expenses and payables	445,997
Total liabilities	4,738,014
Net assets, at value	$ 474,172,367
Net Assets
Net assets consist of: Undistributed net investment income	35,613
Net unrealized appreciation (depreciation) on investments	166,558,819
Accumulated net realized gain (loss)	35,681,820
Paid-in capital	271,896,115
Net assets, at value	$ 474,172,367

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($366,953,016 ÷ 15,480,776 shares of capital stock outstanding, $.001 par value, 50,000,000 shares authorized)	$ 23.70
Maximum offering price per share (100 ÷ 94.25 of $23.70)	$ 25.15

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($12,054,239 ÷ 508,217 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)

$ 23.72

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($18,579,775 ÷ 783,020 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)

$ 23.73
Institutional Class Net Asset Value, offering and redemption price(a) per share ($76,585,337 ÷ 3,200,537 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)	$ 23.93

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended September 30, 2006 (Unaudited)
Investment Income
Income: Dividends	$ 3,216,041
Interest	4,436,993
Total Income	7,653,034
Expenses: Management fee	1,805,743
Administration fee	121,507
Services to shareholders	282,612
Custody and accounting fees	36,346
Distribution and shareholder servicing fees	649,837
Auditing	28,685
Legal	31,108
Directors' fees and expenses	9,687
Reports to shareholders and shareholder meeting	174,649
Registration fees	35,868
Other	34,303
Total expenses before expense reductions	3,210,345
Expense reductions	(112,610)
Total expenses after expense reductions	3,097,735
Net investment income	4,555,299
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	6,841,991
Net unrealized appreciation (depreciation) during the period on investments	(9,134,847)
Net gain (loss) on investment transactions	(2,292,856)
Net increase (decrease) in net assets resulting from operations	$ 2,262,443

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended September 30, 2006 (Unaudited)	Year Ended March 31, 2006
Operations: Net investment income	$ 4,555,299	$ 9,213,256
Net realized gain (loss) on investment transactions	6,841,991	50,334,642
Net unrealized appreciation (depreciation) during the period on investment transactions	(9,134,847)	(27,902,575)
Net increase (decrease) in net assets resulting from operations	2,262,443	31,645,323
Distributions to shareholders from: Net investment income: Class A	(3,466,989)	(7,747,986)
Class B	(69,874)	(237,799)
Class C	(111,602)	(267,889)
Institutional Class	(867,543)	(1,757,181)
Net realized gains: Class A	—	(10,819,011)
Class B	—	(469,891)
Class C	—	(640,828)
Institutional Class	—	(2,171,051)
Fund share transactions: Proceeds from shares sold	19,209,525	58,007,162
Reinvestment of distributions	3,836,671	21,472,778
Cost of shares redeemed	(84,696,098)	(168,645,772)
Redemption fees	134	160
Net increase (decrease) in net assets from Fund share transactions	(61,649,768)	(89,165,672)
Increase (decrease) in net assets	(63,903,333)	(81,631,985)
Net assets at beginning of period	538,075,700	619,707,685
Net assets at end of period (including undistributed investment income of $35,613 and accumulated distributions in excess of net investment income of $3,678, respectively)	$ 474,172,367	$ 538,075,700

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended March 31,	2006[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 23.79	$ 23.49	$ 23.51	$ 16.75	$ 21.87	$ 21.78
Income (loss) from investment operations: Net investment income	.22[b]	.38[b]	.39[b]	.37[b]	.44[b]	.41
Net realized and unrealized gain (loss) on investment transactions	(.09)	.93	(.02)	6.80	(5.06)	.10
Total from investment operations	.13	1.31	.37	7.17	(4.62)	.51
Less distributions from: Net investment income	(.22)	(.41)	(.39)	(.41)	(.50)	(.36)
Net realized gains on investment transactions	—	(.60)	—	—	—	(.06)
Total distributions	(.22)	(1.01)	(.39)	(.41)	(.50)	(.42)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 23.70	$ 23.79	$ 23.49	$ 23.51	$ 16.75	$ 21.87
Total Return (%)[c]	.56d**	5.66	1.57	43.22	(21.27)	2.37
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	367	412	466	451	338	553
Ratio of expenses before expense reductions (%)	1.25*	1.17	1.14	1.15	1.11	1.09
Ratio of expenses after expense reductions (%)	1.20*	1.17	1.14	1.15	1.11	1.09
Ratio of net investment income (%)	1.87*	1.60	1.70	1.77	2.38	1.86
Portfolio turnover rate (%)	10*	19	17	13	12	12

a For the six months ended September 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended March 31,	2006[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 23.80	$ 23.50	$ 23.52	$ 16.75	$ 21.80	$ 21.71
Income (loss) from investment operations: Net investment income	.13[b]	.20[b]	.22[b]	.22[b]	.29[b]	.25
Net realized and unrealized gain (loss) on investment transactions	(.08)	.93	(.03)	6.79	(5.03)	.10
Total from investment operations	.05	1.13	.19	7.01	(4.74)	.35
Less distributions from: Net investment income	(.13)	(.23)	(.21)	(.24)	(.31)	(.20)
Net realized gain on investment transactions	—	(.60)	—	—	—	(.06)
Total distributions	(.13)	(.83)	(.21)	(.24)	(.31)	(.26)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 23.72	$ 23.80	$ 23.50	$ 23.52	$ 16.75	$ 21.80
Total Return (%)[c]	.22d**	4.86	.83	42.20	(21.84)	1.63
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	16	35	60	60	116
Ratio of expenses before expense reductions (%)	2.04*	1.92	1.91	1.90	1.87	1.84
Ratio of expenses after expense reductions (%)	1.95*	1.92	1.91	1.90	1.87	1.84
Ratio of net investment income (%)	1.12*	.85	.93	1.02	1.62	1.11
Portfolio turnover rate (%)	10*	19	17	13	12	12

a For the six months ended September 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended March 31,	2006[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 23.81	$ 23.52	$ 23.53	$ 16.76	$ 21.82	$ 21.73
Income (loss) from investment operations: Net investment income	.13[b]	.20[b]	.22[b]	.21[b]	.30[b]	.26
Net realized and unrealized gain (loss) on investment transactions	(.08)	.92	(.02)	6.80	(5.05)	.09
Total from investment operations	.05	1.12	.20	7.01	(4.75)	.35
Less distributions from: Net investment income	(.13)	(.23)	(.21)	(.24)	(.31)	(.20)
Net realized gain on investment transactions	—	(.60)	—	—	—	(.06)
Total distributions	(.13)	(.83)	(.21)	(.24)	(.31)	(.26)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 23.73	$ 23.81	$ 23.52	$ 23.53	$ 16.76	$ 21.82
Total Return (%)[c]	.23d**	4.81	.88	42.18	(21.87)	1.63
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	24	29	33	23	40
Ratio of expenses before expense reductions (%)	1.99*	1.92	1.89	1.90	1.87	1.84
Ratio of expenses after expense reductions (%)	1.95*	1.92	1.89	1.90	1.87	1.84
Ratio of net investment income (%)	1.12*	.85	.95	1.02	1.62	1.11
Portfolio turnover rate (%)	10*	19	17	13	12	12

a For the six months ended September 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended March 31,	2006[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 24.02	$ 23.71	$ 23.73	$ 16.91	$ 22.08	$ 21.98
Income (loss) from investment operations: Net investment income	.24[b]	.44[b]	.45[b]	.42[b]	.48[b]	.48
Net realized and unrealized gain (loss) on investment transactions	(.08)	.95	(.02)	6.87	(5.10)	.09
Total from investment operations	.16	1.39	.43	7.29	(4.62)	.57
Less distributions from: Net investment income	(.25)	(.48)	(.45)	(.47)	(.55)	(.41)
Net realized gain on investment transactions	—	(.60)	—	—	—	(.06)
Total distributions	(.25)	(1.08)	(.45)	(.47)	(.55)	(.47)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 23.93	$ 24.02	$ 23.71	$ 23.73	$ 16.91	$ 22.08
Total Return (%)	.69c**	5.95	1.82	43.64	(21.07)	2.63
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	77	86	89	125	91	155
Ratio of expenses before expense reductions (%)	.97*	.92	.90	.90	.86	.84
Ratio of expenses after expense reductions (%)	.95*	.92	.90	.90	.86	.84
Ratio of net investment income (%)	2.12*	1.85	1.94	2.02	2.63	2.11
Portfolio turnover rate (%)	10*	19	17	13	12	12

[a] For the six months ended September 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Value Builder Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified investment management company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher on-going expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes. Distributions received from Real Estate Investment Trusts (REITs) in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

B. Purchases and Sales of Securities

During the six months ended September 30, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $24,626,948 and $82,703,164, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Investment Company Capital Corporation ("ICCC" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund. Alex. Brown Investment Management serves as subadvisor and is responsible for the day to day management of the Fund and is paid by the Advisor for its services.

Investment Management Agreement. Under the Amended and Restated Investment Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions.

Prior to July 1, 2006, the management fee payable under the Investment Management Agreement was equal to the annual rates as follows:

First $50 million of the Fund's average daily net assets	1.00%
Next $50 million of such net assets	.85%
Next $100 million of such net assets	.80%
Over $200 million of such net assets	.70%

Effective July 1, 2006, under the Amended and Restated Investment Management Agreement, the fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $50 million of the Fund's average daily net assets	.915%
Next $50 million of such net assets	.765%
Next $100 million of such net assets	.715%
Over $200 million of such net assets	.615%

Accordingly, for the six months ended September 30, 2006, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.72% of the Fund's average daily net assets.

Effective July 1, 2006 through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.15%
Class B	1.90%
Class C	1.90%
Institutional Class	.90%

Administration Fee. Effective July 1, 2006, the Fund entered into an Administrative Services Agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect wholly owned subsidiary of Deutsche Bank AG, pursuant to which the DeIM provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the DeIM an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from July 1, 2006 to September 30, 2006, DeIM received an Administration Fee of $121,507, of which $39,401 is unpaid.

Accounting Fees. ICCC was responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. At its expense, ICCC delegated its fund accounting and related duties to DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor. In turn, DWS-SFAC retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. Effective July 1, 2006, these fees are now paid under the Administrative Services Agreement. For the period from April 1, 2006 through June 30, 2006, the amount charged to the Fund by ICCC for accounting services aggregated $27,051, all of which was paid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended September 30, 2006, the amounts charged to the Fund by DWS-SISC were as follows:

Service Provider Fees	Total Aggregated	Waived	Unpaid at September 30, 2006
Class A	$ 203,035	$ 92,677	$ 42,022
Class B	8,253	6,289	—
Class C	9,834	4,160	1,734
Institutional Class	31,584	6,653	10,414
	$ 252,706	$ 109,779	$ 54,170

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. For the six months ended September 30, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2006
Class A	$ 476,820	$ 81,949
Class B	50,909	8,206
Class C	79,324	12,937
	$ 607,053	$ 103,092

In addition, DWS-SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended September 30, 2006, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at September 30, 2006	Annualized Effective Rate
Class B	$ 16,715	$ 4,289.25%
Class C	26,069	6,670.25%
	$ 42,784	$ 10,959

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended September 30, 2006 aggregated $3,175.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended September 30, 2006, the CDSC for Class B and C shares aggregated $25,810 and $933, respectively. A deferred sales charge of up to 1% is assessed on certain redemption of Class A shares. For the six months ended September 30, 2006, DWS-SDI received $153 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended September 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $16,800, all of which is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by DeIM. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the six months ended September 30, 2006, the Advisor reimbursed the Fund $2,821, which represented a portion of the expected fee savings for the Advisor through June 30, 2006, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended September 30, 2006, the custodian fees were reduced by $10 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") entered into a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under this agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended September 30, 2006		Year Ended March 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	734,471	$ 17,384,885	2,091,659	$ 49,679,452
Class B	6,810	138,330	57,346	1,359,430
Class C	11,806	244,575	54,060	1,277,994
Institutional Class	67,145	1,441,735	237,079	5,690,286
		$ 19,209,525		$ 58,007,162
Shares issued to shareholders in reinvestment of distributions
Class A	127,290	$ 2,971,979	700,081	$ 16,583,222
Class B	2,527	59,033	25,683	608,519
Class C	4,373	102,180	35,286	836,108
Institutional Class	29,848	703,479	144,089	3,444,929
		$ 3,836,671		$ 21,472,778
Shares redeemed
Class A	(2,712,713)	$ (63,856,579)	(5,314,133)	$ (126,085,107)
Class B	(182,048)	(4,274,331)	(897,256)	(21,367,227)
Class C	(234,423)	(5,497,901)	(337,608)	(7,997,058)
Institutional Class	(464,655)	(11,067,287)	(554,016)	(13,196,380)
		$ (84,696,098)		$ (168,645,772)
Redemption fees		$ 134		$ 160
Net increase (decrease)
Class A	(1,850,952)	$ (43,499,581)	(2,522,393)	$ (59,822,396)
Class B	(172,711)	(4,076,968)	(814,227)	(19,399,187)
Class C	(218,244)	(5,151,146)	(248,262)	(5,882,947)
Institutional Class	(367,662)	(8,922,073)	(172,848)	(4,061,142)
		$ (61,649,768)		$ (89,165,672)

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Illinois Secretary of State providing payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to make adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/ Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. On September 28, 2006, the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund is not entitled to a portion of the settlement.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI's provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI's offer.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of DWS Value Builder Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Board Members.

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	18,085,322.603	246,399.234
Dawn-Marie Driscoll	18,087,366.516	244,365.321
Keith R. Fox	18,087,175.419	244,556.418
Kenneth C. Froewiss	18,095,863.952	235,867.885
Martin J. Gruber	18,097,612.855	234,118.982
Richard J. Herring	18,097,002.676	234,729.161
Graham E. Jones	18,097,612.855	234,118.982
Rebecca W. Rimel	18,088,865.516	242,866.321
Philip Saunders, Jr.	18,081,997.419	249,734.418
William N. Searcy, Jr.	18,096,291.940	235,439.897
Jean Gleason Stromberg	18,095,797.688	235,934.149
Carl W. Vogt	18,087,383.124	244,348.713
Axel Schwarzer	18,086,303.872	245,427.965

The Meeting was reconvened on June 1, 2006, at which time the following matters were voted upon by the shareholders (the resulting votes are presented below):

II-A. Approval of an Amended and Restated Investment Management Agreement with the Fund's Current Investment Advisor.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
11,489,793.697	841,914.008	278,324.314	2,296,591.000

II-B. Approval of an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
11,633,273.398	692,601.442	284,157.179	2,296,591.000

II-C. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
11,251,350.674	1,064,613.704	294,067.641	2,296,591.000

III. Approval of revised fundamental investment restrictions on:

III-A. Borrowing Money

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
12,082,652.815	408,239.151	119,140.053	2,296,591.000

III-C. Senior Securities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
12,082,705.993	408,185.973	119,140.053	2,296,591.000

III-D. Concentration

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
12,086,147.661	404,431.801	119,452.557	2,296,591.000

III-E. Underwriting of Securities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
12,088,071.993	402,819.973	119,140.053	2,296,591.000

III-F. Real Estate Investments

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
12,087,292.468	403,599.498	119,140.053	2,296,591.000

III-G. Commodities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
12,084,585.489	406,306.477	119,140.053	2,296,591.000

III-H. Lending

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
12,087,604.818	402,974.644	119,452.557	2,296,591.000

III-I. Portfolio Diversification for Diversified Funds

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
12,087,582.309	403,309.657	119,140.053	2,296,591.000

III-M. Restricted and Illiquid Securities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
12,081,554.661	409,337.305	119,140.053	2,296,591.000

III-N. Margin Transactrions

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
12,080,476.964	410,102.498	119,452.557	2,296,591.000

III-P. Short Sales

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
12,082,593.489	408,298.477	119,140.053	2,296,591.000

III-U. Oil, Gas and Mineral Programs

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
12,084,624.245	406,267.721	119,140.053	2,296,591.000

IV. Approval of Reclassification of the Fund's Investment Objective as Nonfundamental.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
11,111,428.402	1,090,321.064	408,282.553	2,296,591.000

VI. Approval of Amended and Restated Articles of Incorporation:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
12,073,197.165	221,685.038	315,149.816	2,296,591.000

VII. Adoption of Amended and Restated Rule 12b-1 Plans for Class B and Class C:

Class B

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
271,011.742	13,451.539	30,559.125	74,238.000

Class C

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
440,766.350	7,028.000	21,982.327	62,511.000

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Investment Management Agreement Approval

The Fund's Directors approved the continuation of the Fund's current investment advisory agreement with ICCC in September 2006. The Fund's current investment advisory agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Directors followed prior to approving the agreement, shareholders should know that:

At present time, all but one of your Fund's Directors are independent of ICCC and its affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment advisory agreement, the Directors also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment advisory agreement.

The Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Directors were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

The Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, ICCC is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Directors consider these and many other factors, including the quality and integrity of ICCC's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment advisory agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to ICCC by similar funds and institutional accounts advised by ICCC (if any). With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the fee rates paid by the Fund were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by ICCC, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and ICCC of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The investment performance of the Fund and ICCC, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2006, the Fund's performance (Class A shares) was in the 4th quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in the three-year period ended June 30, 2006 and has underperformed its benchmark in the one- and five-year periods ended June 30, 2006. The Board recognized that ICCC has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by ICCC. The Board considered extensive information regarding ICCC, including ICCC's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment advisory agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by ICCC have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, ICCC and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by ICCC during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with ICCC the cost allocation methodology used to determine ICCC's profitability. In analyzing ICCC's costs and profits, the Board also reviewed the fees paid to and services provided by ICCC and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by ICCC and its affiliates as a result of ICCC's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review ICCC's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by ICCC and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by ICCC and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of ICCC regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of ICCC, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to ICCC and its affiliates) research services from third parties that are generally useful to ICCC and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

ICCC's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered ICCC's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by ICCC to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of ICCC's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to ICCC's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment advisory agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Lines	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	FLVBX	FVBBX	FVBCX	FLIVX
CUSIP Number	23339J 102	23339J 201	23339J 300	23339J 409
Fund Number	415	615	715	535

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Value Builder Fund, a series of DWS Value Builder Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	November 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Value Builder Fund, a series of DWS Value Builder Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	November 30, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	November 30, 2006